Exhibit 99.2

® The Allstate Corporation Acquisition of InfoArmor, Inc. August 27, 2018

Forward-Looking Statements This presentation contains forward-looking statements and information. Additional information on factors that could cause results to differ materially from those projected in this presentation is available in the 2017 Form 10-K, in our most recent earnings release, and at the end of these slides. These materials are available on our website, www.allstateinvestors.com. 1

Allstate Accelerates Expansion into Identity Protection with Acquisition of InfoArmor Allstate to acquire InfoArmor, a fast growing identity protection service provider • • • Consistent with strategy of providing a broad array of consumer protection products and services Acquisition price of $525 million to be funded with cash Significant opportunity to cross sell through Allstate Benefits customer relationships and will consider future expansion through Allstate’s broad-based business model InfoArmor’s strong position in the voluntary benefits channel has led to rapid growth • Provides a full suite of identity protection services including monitoring, alerts, remediation and providing customers with a proprietary “Identity Health Score” Distributed primarily through the employee benefits channel with strong broker relationships; fits extremely well with Allstate Benefits' strong competitive position serving over 4 million employees Revenue increased significantly in the last three years; forecasted to generate approximately $65 million in 2018 revenue with positive EBITDA • • Allstate further expands consumer protection focused strategy with acquisition of InfoArmor • Accelerates expansion into the underserved U.S identity protection market; addresses a significant consumer protection need with the potential for rapid growth InfoArmor will be a new Allstate market-facing business; existing management team to remain in place • Acquisition accretive to adjusted net income by year two • Accretive to adjusted net income and neutral impact to return on common shareholders’ equity by year two Funded with holding company assets; no impact on share repurchase program • 2

InfoArmor Provides Identity Protection Primarily Through Benefits Brokers

Company Overview

- Offers identity protection products primarily through the employee benefits channel
- Distributed through benefits broker and benefit administration platforms to 1 million employees and their family members at 1,400 clients, including more than 100 Fortune 500 companies
  - Employee benefits distribution channel features lower acquisition costs and simpler customer enrollment relative to direct to consumer model
- Competes against a variety of identity protection providers, including LifeLock, IDShield, ID Watchdog, Credit Karma and credit bureaus
- Flagship product offers intelligence platform with monitoring capabilities to detect, intercept and restore the misuse of personal information
  - Proprietary Identity Health Score measures and enhances overall engagement with customers

Product Summary

Employee Benefit Identity Protection Service (EPS)

- Offers a full suite of identity protection products including:
  - Full identity monitoring
  - Immediate, proactive alerts
  - Digital exposure reporting
  - ID theft reimbursement
  - Full-service restoration


PrivacyArmor
IDENTITY HEALTH
CREDIT SCORE
IdentityHealth
Pending
764
Excellent
ALERTS


PrivacyArmor
IdentityHealth
Low Risk
Michael, your IdentityHealth status is currently at Low Risk.
Log into PrivacyArmor

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Acquisition of InfoArmor is Strategically and Operationally Attractive Acquisition Benefits Strategically aligns with Allstate’s consumer protection focus with potential to create a leading position in the identity protection market Strong competitive position in the voluntary employee benefits distribution channel Expands product offering and strengthens value proposition for Allstate Benefits Near-term ability to cross sell through Allstate Benefits relationships with potential to leverage existing Allstate distribution platforms InfoArmor has excellent customer service capabilities and results Experienced management team Limited overlap between existing accounts and Allstate Benefits Projected strong revenue and EBITDA growth Transaction is accretive to adjusted net income EPS by year two Closing expected in 2018 4 Financial Operational Product / Offering Strategic

Forward-Looking Statements This presentation contains “forward-looking statements” that anticipate results based on our estimates, assumptions and plans that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements do not relate strictly to historical or current facts and may be identified by their use of words like “plans,” “seeks,” “expects,” “will,” “should,” “anticipates,” “estimates,” “intends,” “believes,” “likely,” “targets” and other words with similar meanings. We believe these statements are based on reasonable estimates, assumptions and plans. However, if the estimates, assumptions or plans underlying the forward-looking statements prove inaccurate or if other risks or uncertainties arise, actual results could differ materially from those communicated in these forward-looking statements. Factors that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements include risks related to: (1) adverse changes in the nature and level of catastrophes and severe weather events; (2) our catastrophe management strategy on premium growth; (3) unexpected increases in the frequency or severity of claims; (4) the cyclical nature of the property and casualty business; (5) the availability of reinsurance at current levels and prices; (6) risk of our reinsurers; (7) changing climate and weather conditions; (8) changes in underwriting and actual experience; (9) changes in reserve estimates; (10) changes in estimates of profitability on interest-sensitive life products; (11) conditions in the global economy and capital markets; (12) a downgrade in our financial strength ratings; (13) the effect of adverse capital and credit market conditions; (14) possible impairments in the value of goodwill; (15) the realization of deferred tax assets; (16) restrictions on our subsidiaries’ ability to pay dividends; (17) restrictions under the terms of certain of our securities on our ability to pay dividends or repurchase our stock; (18) market risk and declines in credit quality relating to our investment portfolio; (19) our subjective determination of the amount of realized capital losses recorded for impairments of our investments and the fair value of our fixed income and equity securities; (20) the influence of changes in market interest rates or performance-based investment returns on our annuity business; (21) impacts of new or changing technologies, including those impacting personal transportation, on our business; (22) failure in cyber or other information security, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning; (23) the impact of a large scale pandemic, the threat or occurrence of terrorism or military action; (24) loss of key vendor relationships or failure of a vendor to protect confidential, proprietary and personal information; (25) intellectual property infringement, misappropriation and third party claims; (26) regulatory changes, including limitations on rate increases and requirements to underwrite business and participate in loss sharing arrangements; (27) regulatory reforms and restrictive regulations; (28) changes in tax laws; (29) our ability to mitigate the capital impact associated with statutory reserving and capital requirements; (30) changes in accounting standards; (31) losses from legal and regulatory actions; (32) our participation in state industry pools and facilities; (33) impacts from the Covered Agreement, including changes in state insurance laws; (34) competition in the insurance industry; (35) market convergence and regulatory changes on our risk segmentation and pricing; (36) acquisitions and divestitures of businesses; and (37) reducing our concentration in spread-based business and exiting certain distribution channels. Additional information concerning these and other factors may be found in our filings with the Securities and Exchange Commission, including the “Risk Factors” section in our most recent annual report on Form 10-K. Forward-looking statements are as of the date on which they are made, and we assume no obligation to update or revise any forward-looking statement. 5